LONG-TERM DEBT - SCHEDULE OF LONG-TERM DEBT MATURITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
2022	$ 795,172
2024	400,000
Total	1,195,172	$ 1,245,172
Less: Unamortized original issue discount and original issue premium, net	5,245	11,691
Less: Unamortized debt issuance costs	13,434	16,610
Total long-term debt, net of current maturities	$ 1,176,493	$ 1,176,871